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                                                                   EXHIBIT 10.13


                                SIXTH AMENDMENT
                             TO FINANCING AGREEMENT

        This SIXTH AMENDMENT TO FINANCING AGREEMENT (this "AMENDMENT"), dated as of February 27, 2002, is entered into by and between BIG 5 CORP., a Delaware corporation ("BORROWER"), each of the lenders that is a signatory to this Amendment (collectively, the "LENDERS"), and THE CIT GROUP/BUSINESS CREDIT, INC., a New York corporation, as agent for the Lenders (in such capacity, the "AGENT").

                                    RECITALS

        A. Borrower, Agent and Lenders previously entered into that certain Financing Agreement dated as of March 8, 1996, as amended (the "FINANCING AGREEMENT"), pursuant to which Lenders provide loans and other financial accommodations to Borrower from time to time.

        B. Borrower has requested that Agent and Lenders amend the Financing Agreement to extend the current term of the Financing Agreement.

        C. Agent and Lenders are willing to agree to such amendment on the terms and subject to the conditions set forth below.

                                    AGREEMENT

        NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and agreements set forth below and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties agree as follows:

        1. Definitions. Capitalized terms used herein and not otherwise defined herein, shall have the respective meanings set forth in the Financing Agreement.

        2. Amendment. The definition of Anniversary Date in the Financing Agreement is hereby amended and restated in its entirety to read as follows:

               "ANNIVERSARY DATE" shall mean the date occurring one (1) year from the date of December 31, 1997 and the same date in every year thereafter; provided, however, that if the Company gives notice, in accordance with Section 10 of this Financing Agreement, to terminate on an Anniversary Date and such date is not a Business Day, then the Anniversary Date shall be the next succeeding Business Day.

        3. Conditions to Effectiveness. The foregoing amendments shall become effective only upon the satisfaction of all of the following conditions precedent (the date of satisfaction of all such conditions being referred to as the "AMENDMENT EFFECTIVE DATE"):

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                (a) Agent shall have received this Amendment, duly executed and delivered by the parties hereto.

                (b) Each of the representations and warranties set forth in this Amendment shall be true and correct as of the Amendment Effective Date.

                (c) Agent shall have received for the pro rata benefit of the Lenders an amendment fee of $10,000.00 payable by Borrower and fully earned by the Lenders as of the date hereof.

        4. Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment and to amend the Financing Agreement in the manner provided in this Amendment, Borrower represents and warrants to Agent and Lenders as of the Amendment Effective Date as follows:

                (a) Power and Authority. Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Financing Agreement as amended by this Amendment.

                (b) Authorization of Agreements. The execution and delivery of this Amendment by Borrower and the performance by Borrower of the Financing Agreement, as amended hereby, have been duly authorized by all necessary action, and this Amendment has been duly executed and delivered by Borrower.

                (c) Representations and Warranties in the Financing Agreement. Borrower confirms that as of the Amendment Effective Date, the representations and warranties contained in Section 6 of the Financing Agreement are (before and after giving effect to this Amendment) true and correct in all material respects (except to the extent any such representation and warranty is expressly stated to have been made as of a specific date, in which case it shall be true and correct as of such specific date) and that no Event of Default has occurred and is continuing.

        5. Miscellaneous.

                (a) Reference to and Effect on the Existing Financing Agreement.

                        (i) Except as specifically amended by this Amendment and the documents executed and delivered in connection herewith, the Financing Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                        (ii) The execution and delivery of this Amendment and performance of the Financing Agreement shall not, except as expressly provided herein, constitute a


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waiver of any provision of, or operate as a waiver of any right, power or remedy of Agent and any Lender under, the Financing Agreement or any agreement or document executed in connection therewith.

                        (iii) Upon the conditions precedent set forth herein being satisfied, this Amendment shall be construed as one with the existing Financing Agreement, and the existing Financing Agreement shall, where the context requires, be read and construed throughout so as to incorporate this Amendment.

                (b) Fees and Expenses. The Borrower acknowledges that all costs, fees and expenses incurred in connection with this Amendment will be paid in accordance with Section 7 of the Financing Agreement.

                (c) Headings. Section and subsection headings in this Amendment are included for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

                (d) Counterparts and Facsimile. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

                (e) Governing Law. This Amendment shall he governed by according to the laws of the State of California.

        IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first above written.

BIG 5 CORP.

By: /s/ Charles P. Kirk
   --------------------------------
     Charles P. Kirk
     Senior Vice President and CFO

THE CIT GROUP/BUSINESS CREDIT, INC. (AS AGENT AND LENDER)



By: /s/  Michael Gardner
   --------------------------------
     Michael Gardner
     Vice President





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FLEET CAPITAL CORPORATION (AS LENDER)

By: /s/  Matthew R. Van Steenhuyse
   --------------------------------
     Matthew R. Van Steenhuyse
     Senior Vice President

PNC BANK, NATIONAL ASSOCIATION (AS LENDER)

By: /s/  Mark Tito
   --------------------------------
     Mark Tito
     Vice President

BANKAMERICA BUSINESS CREDIT, INC. (AS LENDER)

By: /s/  Steve J. Sharp
   --------------------------------
     Steve J. Sharp
     Vice President

TRANSAMERICA BUSINESS CREDIT (AS LENDER)

By: /s/  James Lemperis
   --------------------------------
     James Lemperis
     Vice President




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